                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                               J. M. Bernhard, Jr.

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003, including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October, 2003.


WITNESSES:
                                                   /s/ J. M. BERNHARD, JR.
--------------------------                         -----------------------------
                                                   J. M. Bernhard, Jr.

--------------------------


                          ----------------------------
                                  Notary Public
                            My Commission is for Life

                                POWER OF ATTORNEY



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                               T. A. Barfield, Jr.

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003, including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October, 2003.


WITNESSES:
                                                   /s/ T. A. BARFIELD, JR.
--------------------------                         -----------------------------
                                                   T. A. Barfield, Jr.

--------------------------


                          ----------------------------
                                  Notary Public
                            My Commission is for Life

                                POWER OF ATTORNEY



STATE OF SOUTH CAROLINA

COUNTY OF LAURENS

        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                                Albert McAlister,

a resident of the age of majority of the County of Laurens, South Carolina (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003 including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in Laurens, South Carolina, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October, 2003


WITNESSES:
                                                   /s/ ALBERT MCALISTER
--------------------------                         -----------------------------
                                                   Albert McAlister

--------------------------


                           --------------------------
                                  Notary Public

                                POWER OF ATTORNEY



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                                L. Lane Grigsby,

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003, including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October 2003.


WITNESSES:

/s/                                                /s/ L. LANE GRIGSBY
--------------------------                         -----------------------------
                                                   L. Lane Grigsby

/s/
--------------------------


                           /s/
                           --------------------------
                                  Notary Public

                                POWER OF ATTORNEY



STATE OF NORTH CAROLINA

COUNTY OF GASTONIA

        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                                 David W. Hoyle,

a resident of the age of majority of the County of Gastonia, North Carolina (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003, including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in Dare County, North Carolina, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October, 2003.


WITNESSES:

/s/                                                /s/ DAVID W. HOYLE
--------------------------                         -----------------------------
                                                   David W. Hoyle

/s/
--------------------------


                           /s/
                           --------------------------
                                  Notary Public

                                      POWER OF ATTORNEY



STATE OF TEXAS

COUNTY OF HARRIS


        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                              John W. Sinders, Jr.,

a resident of the age of majority of the County of Harris, Texas (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003 including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in the City of Houston, State of Texas, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October, 2003


WITNESSES:
                                                   /s/ JOHN W. SINDERS, JR.
--------------------------                         -----------------------------
                                                   John W. Sinders, Jr.

--------------------------


                           --------------------------

                                POWER OF ATTORNEY



STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                                William H. Grigg,

a resident of the age of majority of the County of Mecklenburg, North Carolina (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003, including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in Charlotte, North Carolina, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October, 2003.


WITNESSES:
                                                   /s/ WILLIAM H. GRIGG
--------------------------                         -----------------------------
                                                   William H. Grigg

--------------------------


                                 ----------------------------
                                        Notary Public

                                POWER OF ATTORNEY



STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE

        BE IT KNOWN that before me, the undersigned Notary Public, in the presence of the undersigned competent witnesses personally came and appeared:


                             Charles E. Roemer, III

a resident of the age of majority of the Parish of East Baton Rouge, Louisiana (hereinafter "Appearer"), who declared as follows:

        Appearer does by these presents constitute and appoint Gary P. Graphia and Robert L. Belk, acting individually or jointly, as his true and lawful attorney-in-fact and agent (hereinafter the "Agent") with full power and authority to do any and all things and to execute any and all instruments which said Agent may deem necessary or advisable to comply with Section 13 of the Securities and Exchange Act of 1934 (the "Act") in connect with the filing of an Annual Report on Form 10-K for the fiscal year ended August 31, 2003, including without limitation execution on behalf of Appearer of such Annual Report on Form 10-K and any amendments thereto.


        Executed in Baton Rouge, Louisiana, in the presence of the undersigned competent witnesses and me, Notary, on this 17th day of October, 2003.


WITNESSES:
                                                   /s/ CHARLES E. ROEMER,III
--------------------------                         -----------------------------
                                                   Charles E. Roemer,III

--------------------------


                          ----------------------------
                                  Notary Public
                            My Commission is for Life